SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K



                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):
                       September 13, 1996



                   CONTINENTAL AIRLINES, INC.
     (Exact name of registrant as specified in its charter)



   Delaware                0-09781                 74-2099724
(State or other          (Commission             (IRS Employer
jurisdiction of          File Number)          Identification No.)
incorporation)



2929 Allen Parkway, Suite 2010, Houston, Texas            77019
  (Address of principal executive offices)             (Zip Code)


                         (713) 834-2950
      (Registrant's telephone number, including area code)

Item 5.Other Events.

On September 16, 1996, Continental Airlines, Inc. issued a press release announcing that Lloyd M. Bentsen had joined its Board of Directors.

Attached hereto as Exhibit 99.1, and incorporated herein by reference, is the Company's September 16, 1996 press release.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

              99.1  Press Release, dated September 16, 1996.

              99.2  Biographical description of new director.

                           SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CONTINENTAL AIRLINES, INC.



                                   By /s/ Jeffery A. Smisek
                                      Jeffery A. Smisek
                                      Senior Vice President and
                                        General Counsel

September 16, 1996

                        EXHIBIT INDEX


99.1   Press release, dated September 16, 1996.

99.2   Biographical description of new director.

                                                    Exhibit 99.1

CONTINENTAL AIRLINES NAMES FORMER U.S.
SECRETARY OF TREASURY LLOYD BENTSEN TO BOARD OF DIRECTORS

     HOUSTON, Sept. 16, 1996 -- Continental Airlines, Inc. (NYSE:
CAI.B and CAI.A) announced today that former U.S. Secretary of the Treasury Lloyd Bentsen has joined its board of directors. Bentsen, a one-time Democratic party vice presidential nominee and U.S. Senator, was unanimously elected to Continental's board of directors, expanding it to 13 directors.

     Former Secretary Bentsen has an extraordinary background in public policy and brings a wealth of experience in the areas of international and domestic finance, said Gordon Bethune, Continental Airlines president and chief executive officer. His knowledge and skills will be of tremendous value.

     Bentsen, a Texas native, was a U.S. Senator from 1971 to 1993. He chaired the Senate Finance Committee from 1987 until his retirement in 1993. He also once chaired the Joint Committee on Taxation and Joint Economic Committee and was a member of the Senate Commerce, Science and Transportation Committee. He was the Democratic Party's nominee for vice president in 1988, and was Treasury Secretary from 1993 to 1994.

     In addition to serving on Continental's board, Bentsen serves on the board of directors of American International Group and IVAX Corp., and serves as an advisory director of Houston-based
PanEnergy Corp.

     Continental Airlines is the fifth largest airline in the U.S., offering more than 2,100 jet and Express departures daily to 137 domestic and 58 international destinations. Operating major hubs in Newark, Houston, Guam and Cleveland, Continental is strategically positioned for transcontinental travel, and offers extensive service to Latin America and Europe via its Houston and Newark gateways. Continental was recently ranked the top airline in customer satisfaction among the nine major U.S. carriers on long-haul (500+ miles) flights, based on an independent survey of frequent flyers conducted by J.D. Power and Associates in conjunction with Frequent Flyer magazine.

                                                    Exhibit 99.2

Biography of New Director

Lloyd M. Bentsen, age 53      Director since September 13, 1996.
                              Shareholder of Verner, Liipfaert,
                              Bernhard, McPherson and Hand (law
                              firm), Houston, Texas since 1995;
                              United States Secretary of the
                              Treasury (1993-1995); Member of the
                              United States Senate (1971-1993);
                              Director of:  American International
                              Group, Inc.; FEMSA; IVAX Corp.;
                              PanEnergy Corp.